SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereof between BioSante Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company is offering in a private placement to accredited investors (the “Offering”) of a minimum of 3,500,000 shares of its common stock, par value $0.0001 per share (the “Common Stock”) and a maximum of 3,812,978 shares of Common Stock at a price equal to $2.00 per share (the “Offering Price”), and warrants to purchase shares of Common Stock equal to thirty five percent (35%) of the total number of shares sold to Subscribers in the Offering at an exercise price per share equal to $2.75 (the “Warrants”). The Warrants are exercisable beginning on the date that is six months and one day after the Closing Date and continuing for a four year and nine-month period. The shares of Common Stock and Warrants offered hereby are sometimes referred to as the “Securities;” and

WHEREAS, the Subscriber desires to purchase that number of Securities set forth on the signature page hereof on the terms and conditions hereinafter set forth; and

WHEREAS, the Company has engaged Rodman & Renshaw, LLC (the “Placement Agent”) as placement agent for the Offering on a “best-efforts” basis.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

I.  SUBSCRIPTION FOR SECURITIES AND REPRESENTATIONS BY SUBSCRIBER

1.1  Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such Securities as is set forth upon the signature page hereof and the Company agrees to sell such Securities to the Subscriber for said purchase price. The purchase price is payable by wire transfer of immediately available funds contemporaneously with the execution and delivery of this Agreement by the Subscriber. All wires should be sent to:

Bank: JP Morgan Chase Bank, N.A.
4 Metro Tech Center
22nd Floor
Brooklyn, New York 11245

Name on Account: Continental Stock Transfer & Trust Company A/A.F  BioSante Pharmaceuticals, Inc.

ABA# 021000021
Account#: xxxxxxxxx
Attn: Sally Omrow

Certificates for the shares of Common Stock and the Warrants will be delivered by the Company to the Subscriber promptly following the Closing (as herein defined). Notwithstanding the foregoing, the Subscriber acknowledges that, although the Company intends to file on the next business day hereafter or as soon as practicable hereafter a listing application with the American Stock Exchange (“AMEX”) containing all information required by the rules and regulations of AMEX, final approval by AMEX is required in connection with the listing of the Common Stock to be eligible for trading on AMEX. The Company shall use its reasonable best efforts to cause AMEX to approve the listing application for the Securities as soon as practicable.

1.2  The Subscriber recognizes that the purchase of Securities involves a high degree of risk in that (i) the Company remains an early stage business with a limited operating history and will require funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (iii) the Subscriber may not be able to liquidate the Subscriber’s investment in the Company; (iv) transferability of the Securities is extremely limited; and (v) in the event of a disposition, the Subscriber could sustain the loss of its entire investment.

1.3  The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, (the “Act”), as indicated by the responses to the questions contained in Section VII hereof, and that the Subscriber is able to bear the economic risk and illiquidity of an investment in the Securities.

1.4  The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in non-listed and unregistered securities, or that the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (ii) the Subscriber recognizes the highly speculative nature of an investment in the Securities; and (iii) the Subscriber is able to bear the economic risk and illiquidity which the Subscriber assumes by investing in the Securities.

1.5  The Subscriber (i) hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with and has carefully read the Company’s SEC Filings (as hereafter defined), including without limitation the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006, the additional risk factors specific to the Common Stock and the Offering contained in Schedule 1.5 (together with the SEC Filings, the “Offering Documents”), and all other information regarding the Company which the Subscriber has requested or desired to know; (ii) has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering; and (iii) has received any additional information which the Subscriber has requested.

1.6  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon the advice of appropriate professionals regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Securities hereunder.

1.7  The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) because of the Company’s representations that this Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Sections 3(b), 4(2) and/or 4(6) thereof and Regulation D promulgated under the Act. The Subscriber agrees that the Subscriber will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, except in compliance with the Act and the rules and regulations promulgated thereunder.

1.8  The Subscriber understands that none of the Securities have been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber’s investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment and not with a view toward the resale or distribution thereof to others. The Subscriber, if an entity, was not formed for the purpose of purchasing the Securities. The Subscriber understands that Rule 144 promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.

1.9  The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act or any applicable state securities or “blue sky” laws (collectively, “Securities Laws”) other than as set forth in Section V. Prior to the Legend Removal Date (as hereafter defined), the Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws.

1.10  So long as required by Section 5.13, the Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities indicating that such Securities have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records and issue “stop transfer” instructions to its transfer agent with respect to the restrictions on the transferability of such Securities.

1.11  The Subscriber understands that the Company will review this Agreement and, if such Subscriber is an individual, hereby gives authority to the Company to call Subscriber’s bank or place of employment (in a call in which the Placement Agent participates) or otherwise review the financial standing of the Subscriber; and it is further agreed that upon their mutual agreement the Placement Agent and the Company reserve the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for Securities and to close the Offering to the Subscriber at any time.

1.12  The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.13  The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and other-wise) to execute and deliver this Agreement and to purchase the Securities subscribed for hereby. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.14  If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retire-ment account, Keogh Plan, or other entity, then (a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so, and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

1.15  The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

1.16  The Subscriber acknowledges that (a) the Company has engaged, consented to and authorized the Placement Agent in connection with the transactions contemplated by this Agreement, (b) the Company shall pay the Placement Agent a commission and reimburse the Placement Agent's expenses and the Company shall indemnify and hold harmless the Subscriber from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder, (c) registered representatives of the Placement Agent and/or its designees (including, without limitation, registered representatives of the Placement Agent and/or its designees who participate in the Offering and sale of the securities sold in the Offering) will be paid a portion of the commissions paid to the Placement Agent and (d) the Placement Agent has not independently verified any information (financial, legal or otherwise) and makes no representation or warranty, express or implied, as to, and assumes no responsibility for, the accuracy or completeness of the information contained in the Offering Documents.

1.17  The Subscriber, whose name appears on the signature line below, shall be the beneficial owner of the Securities for which such Subscriber subscribes.

1.18  The Subscriber understands, acknowledges and agrees with the Company as follows:

(a)  The Company may terminate the Offering or reject any subscription at any time in its sole discretion. The execution of this Agreement by the Subscriber or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company or the Placement Agent to accept any subscription or complete the Offering.

(b)  The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, and that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that if the Subscriber is an individual this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

(c)  No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, the Subscriber must rely on its own examination of the Company and the terms of the Offering, including the merits and risks involved.

1.19  Other than the transaction contemplated hereunder, the Subscriber has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Subscriber, executed any disposition, including “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, in the securities of the Company during the period commencing from the time that the Subscriber first received a term sheet (written or oral) from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof (the “Discussion Time”). Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, the Subscriber has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

II.  REPRESENTATIONS BY THE COMPANY

The Company hereby represents and warrants to the Subscriber and the Placement Agent that:

2.1  Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to conduct its business as presently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business presently conducted by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the business, prospects or financial condition of the Company (a “Material Adverse Effect”).

2.2  Capitalization and Voting Rights. The authorized capital stock of the Company is as set forth in its most recent SEC Filing (as hereafter defined), 19,160,694 shares of common stock and 391,286 shares of class C special stock of which are issued and outstanding as of June 29, 2006. All issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in this Agreement or in the SEC Filings, there are no outstanding options, warrants, agreements, commitments, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company nor are there any agreements, promises or commitments to issue any of the foregoing. Except as set forth in the SEC Filings, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Securities pursuant to the Company's Amended and Restated Certificate of Incorporation, as amended, (the “Certificate of Incorporation”), By-laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound; provided, however, that the Securities will be subject to restrictions on transfer and Securities Laws (as hereafter defined) as provided herein. No securityholder has the right to include any securities in the Registration Statement (as hereinafter defined) or otherwise cause the Company to effect registration of any of the Company’s securities under the Act, except for investors in the Company’s prior private placements, which rights the Company has to date satisfied.

2.3  Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities and the issuance of shares of Common Stock upon issuance of the Warrants (the “Warrant Shares”) have been duly and validly authorized and, upon the issuance and delivery thereof and payment therefor as contemplated by this Agreement and the terms of the Warrants, will be free and clear of liens (other than any liens created by or imposed on the holders thereof through no action of the Company), duly and validly authorized and issued, fully paid and nonassessable. The Company has reserved a sufficient number of shares of Common Stock for its authorized but unissued shares for issuance upon exercise of the Warrants. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

2.4  No Conflict; Governmental Consents.

(a)  The execution and delivery by the Company of this Agreement, the consumma-tion of the transactions contemplated hereby and the offer and sale of the Securities will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound that would have a material adverse effect upon the business or financial condition of the Company, or of any provision of the Certificate of Incorporation or By-laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company that would have a material adverse effect upon the business or financial condition of the Company.

(b)  No consent, waiver, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issuance and sale of the Securities, except for such consents, waivers, approvals, authorizations, orders or filings as may be required to be obtained or made, and which shall have been obtained or made at or prior to the required time and except for such consents, waivers, approvals, authorizations, orders or filings that would not have a Material Adverse Affect.

2.5  Licenses. The Company has all licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith, except for any licenses, permits or other governmental authorizations which would not materially adversely affect the business, property, financial condition, or results of operations of the Company.

2.6  Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth in the SEC Reports, neither the Company, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and the Company has not received any notice or indication from the SEC that there is pending or contemplated any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the Act.

2.7  Accuracy of Report. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.8  Investment Company. The Company is not and, upon completion of the Offering, will not be an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.9  Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as set forth on Schedule 2.9, the Company has not received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or violates or infringes upon the rights of any Person (as hereinafter defined). To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights that could have a Material Adverse Effect. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.10  No Material Adverse Change. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, except as otherwise required pursuant to GAAP, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed as of June 28, 2006.

2.11  Financial Statements. The financial statements included in the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all other reports filed by the Company with the SEC pursuant to the Exchange Act since January 1, 2006 and prior to the date hereof (collectively, the “SEC Filings”) present fairly and accurately in all material respects the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis (except as may be indicated thereon or in the notes thereto and subject, in the case of unaudited financial statements, to normal adjustments). The Company has accounted for all option grants and other incentive-based stock awards in, compliance under GAAP, as in effect on the respective date of grant or award or as otherwise required by GAAP’s effect at the time of the SEC filing. Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, to the Company's knowledge, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company.

2.12  Compliance with Laws. Neither the Company nor, to the Company's knowledge, any Person (as hereafter defined) acting on the Company’s behalf and in accordance with the Company’s instructions, has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Act) in connection with the offer or sale of the Securities. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Article III, no registration under the Act is required for the offer and sale of the Securities by the Company to the Subscribers. Neither the Company nor any of its Affiliates (as hereafter defined), nor, to the Company's knowledge, any Person acting on the Company’s or on the behalf of its Affiliates and in accordance with the Company’s instructions, has, directly or indirectly, made any offers or sales of any security of the Company or solicited any offers to buy any security of the Company, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Act. Except as set forth in Schedule 2.12, the Company is in compliance with the requirements of AMEX for continued listing of the Common Stock thereon and has not received any notification that, and has no knowledge that, the AMEX is contemplating terminating such listing nor, to the Company's knowledge, is there any basis therefore. The transactions contemplated by this Agreement will not contravene the rules and regulations of the AMEX, however, the approval of the AMEX will be required for the issuance and sale of the Shares and the Warrant Shares and the Company will use commercially reasonable efforts to obtain such approval. The Company intends to file on the next business day after the date of this Agreement or as soon as practicable hereafter a subsequent listing application for listing the Securities on and hereby represents and warrants to the Placement Agent and the Subscriber that it will take any other necessary action in accordance with the rules of the AMEX to enable the Securities to trade on the AMEX.

2.13  Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged, including, but not limited to, directors and officers insurance coverage in the amount of $5,000,000. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

2.14  Sarbanes-Oxley; Internal Accounting Controls. The Company has at all times been and currently is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company believes that it maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

2.15  Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under this Agreement and the Warrants, including, without limitation, as a result of the Company’s issuance of the Securities and the Subscribers’ ownership of the Securities.

2.16  Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement and the Warrants, the Company confirms that, neither it nor any other Person acting on its behalf has provided any of the Subscribers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Subscribers will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Subscribers regarding the Company, its business and the transactions contemplated hereby, including the Offering Documents, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section III hereof.

2.17  Accountants. The Company’s accountants are set forth on Schedule 2.17. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, are a registered public accounting firm as required by the Act.

2.18  Acknowledgment Regarding Subscribers’ Purchase of Securities. The Company acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated thereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Subscribers’ purchase of the Securities. The Company further represents to each Subscriber that the Company’s decision to enter into this Agreement and the other agreements contemplated hereby has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.19  Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

2.20  Form S-3 Eligibility. The Company is eligible to register the resale of the Common Stock sold hereunder and issuable upon exercise of the Warrants for resale by the Subscriber on Form S-3 promulgated under the Securities Act.

III.  TERMS OF SUBSCRIPTION

3.1  The Offering is for a minimum of 3,500,000 shares of Common Stock and a maximum of up to 3,812,978 shares of Common Stock and Warrants to purchase thirty five percent (35%) of the total number of shares of Common Stock sold to Subscribers in the Offering. The Securities are offered on a “best efforts” basis.

3.2  Upon the mutual consent of the Company and the Placement Agent, this Offering may close (the “Closing”) on receipt of subscriptions to purchase 3,500,000 shares of Common Stock and receipt of at least $7,000,000 in an escrow account established with Continental Stock Transfer & Trust Company (the “Escrow Agent”) as payment for such subscriptions, and prior to the sale of all 3,812,978 shares of Common Stock. The Closing shall occur at the discretion of the Company and the Placement Agent following receipt for subscriptions for at least 3,500,000 shares of Common stock and receipt by the Escrow Agent of $7,000,000 as payment for such subscriptions (the “Closing Date”). The purchase price is payable by wire transfer of immediately available funds as provided in Section 1.1.

3.3  The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber’s account maintained by the Placement Agent or, if no such account exists, to the residential or business address indicated on the signature page hereto.

3.4  The Subscriber hereby authorizes and directs the Company to return any funds related to unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

IV.  CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS AND THE COMPANY

4.1  The Subscribers’ obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)  Representations and Warranties. The representations and warranties made by the Company in Section II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)  Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

(c)  No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)  No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person to issue the Securities which consent or approval shall not have been obtained (except as may otherwise be provided in this Agreement).

(e)  Legal Opinion. Upon the Closing, counsel to the Company shall have delivered to the Placement Agent for the benefit of the Subscribers a legal opinion with respect to such legal matters relating to this Agreement and the Offering as the Placement Agent may reasonably require.

(f)  Minimum Subscriptions. The Company shall have received and accepted valid subscriptions for an aggregate of not less than 3,500,000 shares of Common Stock and the Escrow Agent shall have received at least $7,000,000 as payment for such subscriptions.

4.2  The Company’s obligation to sell the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

(a)  Acknowledgements, Representations and Warranties. The acknowledgements, representations and warranties made by the Subscriber in Section I hereof shall be true and correct in all respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date; provided, however, that any acknowledgement, representation or warranty made by the Subscriber that is not true and correct and as a result the Subscriber is not an “accredited investor” under Rule 501 under Regulation D of the Act or the Company is not able to rely upon a private placement exemption under Rule 506 under Regulation D of the Act for the issuance of the Securities will automatically be deemed to be material. If any such representations, warranties or acknowledgements shall not be true and accurate in any respect prior to the Closing, the undersigned shall give immediate written notice of such fact to the Company, to the Placement Agent, and to his representatives, if any, specifying which representations, warranties or acknowledgements are not true and accurate and the reason therefor.

(b)  Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to such purchase shall have been performed or complied with in all material respects.

(c)  No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)  No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person to issue the Securities which consent or approval shall not have been obtained (except as may otherwise be provided in this Agreement).

V.  REGISTRATION RIGHTS.

5.1  As used in this Agreement, the following terms shall have the following meanings:

(a)  “Affiliate” shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by, or under direct or indirect common control with, such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

(b)  “Business Day” shall mean a day, Monday through Friday, on which banks are generally open for business in each of New York, New York; and Chicago, Illinois.

(c)  “Holders” shall mean the Subscriber and any person holding Registrable Securities as defined below, or any person to whom the rights under Section V have been transferred in accordance with Section 5.10 hereof, and who, if known by the Company, shall be specifically named by the Company as selling stockholders in the Registration Statement (as defined below).

(d)  “Person” shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

(e)  “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

(f)  “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(g)  The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing with the SEC a registration statement in compliance with the Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

(h)  “Registrable Securities” shall mean (i) the Common Stock, and (ii) the shares of Common Stock issuable upon exercise of the Warrants; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and (C) are held by a Holder or a permitted transferee pursuant to Section 5.10; provided that any such securities shall cease to be Registrable Securities at such time as the Holder may sell all such securities of the Company then held by such Holder under Rule 144(k) under the Act.

(i)  “Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to, or required by, any such registration (but excluding the aggregate fees of legal counsel for all Holders).

(j)  “Registration Statement” shall have the meaning ascribed to such term in Section 5.2 (a).

(k)  “Registration Period” shall have the meaning ascribed to such term in Section 5.4 (a).

(l)  “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the aggregate fees and expenses of legal counsel for all Holders.

5.2  (a)The Company shall, as soon as reasonably practicable, but not later than thirty (35) days after the Closing Date (the “Filing Date”), (i) use its reasonable best efforts to file with the SEC a shelf registration statement on Form S-3 (or if not eligible for such form, on such other form on which the Company is eligible) (the “Registration Statement”) with respect to the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Act and cause such Registration Statement declared effective by the SEC within the earlier of (a) 90 days from the Closing Date or (b) the tenth (10th) business day following the date on which the Company is notified by the SEC that the SEC will not be reviewing the Registration Statement or that the SEC has no further comment on the Registration Statement (such earlier date is referred to as the “Effectiveness Date”) and (ii) cause such Registration Statement to remain effective for the Registration Period. The Registration Statement shall contain (unless otherwise directed by at least a majority in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A. The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a trading day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same trading day that the Company telephonically confirms effectiveness with the SEC, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the trading day after the day the Registration Statement is declared effective (as defined in the Subscription Agreement), file a final Prospectus with the SEC if required by Rule 424.

(b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 5.4(b) or (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (iii) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective as to all of the Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the Prospectus therein to sell Registrable Securities at any time other than during a Permitted Black-Out Period (as defined herein) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the first date on which the Holders are not permitted to utilize the Prospectus, being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid for the Securities held by such Holder pursuant to the Subscription Agreement for any Registrable Securities then held by such Holder. Notwithstanding the foregoing, the partial liquidated damages shall not exceed a maximum of 24% of the aggregate purchase price paid for the Securities held by such Holder pursuant to the Subscription Agreement for any Registrable Securities then held by such Holder. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

5.3  All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

5.4  In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a)  use its reasonable best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Holders reasonably request the Company to obtain, continuously effective as to all Registrable Securities until the earlier of: (i) the Holders having completed the distribution of the Registrable Securities described in the Registration Statement relating thereto; or (ii) with respect to any Holder, such time as all Registrable Securities then held by such Holder may be sold in compliance with Rule 144(k) under the Act. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the “Registration Period”;

(b)  The Company shall deliver a draft of the Registration Statement or any amendment or supplement thereto, which changes as modifies any information regarding a Holder, a Holder’s beneficial ownership of the Company’s securities or any information under the caption “Plan of Distribution” to the Holders at least five (5) business days prior to filing such Registration Statement, amendment or supplement. Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one trading day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one trading day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information;

(c)  Use its reasonable best efforts to obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest reasonably practicable moment;

(d)  furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (excluding those incorporated by reference) in the form filed with the SEC;

(e)  during the Registration Period, deliver to each Holder, without charge, a reasonable number of copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus and any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus and any amendment or supplement thereto;

(f)  during the Registration Period, deliver to each Holder, without charge, upon request, (i) a copy of the full Registration Statement (excluding exhibits); (ii) all exhibits excluded by the parenthetical to the immediately preceding clause (i); and (iii) such other documents as may be reasonably requested by the Holder;

(g)  prior to any public offering of Registrable Securities pursuant to the Registration Statement, register or qualify or obtain an exemption for the offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement.

(h)  cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, free of any restrictive legends to the extent not required at such time as determined by the Company after consultation with legal counsel and in such denominations and registered in such names as Holders may request;

(i)  upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j)  use its reasonable best efforts to comply in all material respects with all applicable rules and regulations of the SEC, and make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act; and

(k)  Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

5.5  The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

5.6  (a)To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder and each such underwriter within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been sought pursuant to this Agreement, against all claims, losses, expenses, costs, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Act, the Exchange Act, or any rule or regulation promulgated under the Act or the Exchange Act, and shall reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder and each such underwriter, for reasonable legal and other expenses, in connection with investigating or defending any such claim, loss, damage, liability or action as and when incurred; provided that the Company shall not be liable in any such case to the extent that any untrue statement or omission thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder or underwriter and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company shall not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in Section 5.7 hereof, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) of the Act or in the prospectus subject to completion under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, with respect to any Losses relating to a sale made after the date of the final Prospectus if, and only if, (x) the Company complied with Section 5.4(b) and (y) if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage. Notwithstanding any provision herein to the contrary, the Company shall reimburse each Holder, upon such Holder's demand, for all reasonably necessary expenses and costs which are incurred, as and when incurred, by such Holder as a result of the indemnification claims described in this Section 5.6(a). Such demand may be made from time to time prior to resolution of the claim. In no event shall the Company be liable for the expenses and costs of more than one counsel on behalf of the Holders unless in the reasonable judgment of a Holder, based upon written advice of its counsel, a conflict of interest exists between the Holders with respect to such claims, in which case the Company shall reimburse the Holders for additional attorneys.

(b)  Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company and each underwriter of the Registrable Securities within the meaning of Section 15 of the Act, against all claims, losses, expenses, costs, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company and each underwriter of the Registrable Securities for reasonable legal and any other expenses or costs reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission thereof is made in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, expense, costs, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, expenses, costs, damages or liabilities in excess of the proceeds received by such Holder in that offering, except in the event of fraud by such Holder.

(c)  Each party entitled to indemnification under this Section 5.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense with its own counsel at such Indemnified Party’s expense unless the named parties to any proceeding covered hereby (including any impleaded parties) include both the Company or any others the Company may designate and one or more Indemnified Persons, and representation of the Indemnified Persons and such other parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d)  If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, cost or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, cost or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage, cost or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied or which should have been supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue statement or omission, except in the case of fraud or willful misconduct by such Holder.

(e)  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

5.7  (a)Subject to the limitations set forth in Section 5.7(b) below, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(b)  Any Holder of the Company’s outstanding Common Stock shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.2 during any period, not to exceed two 30-day periods within any 12-month period (each, a “Permitted Black-Out Period”), when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature because it would have an adverse effect on the Company. The period of time in which the disposition of Registrable Securities pursuant to the Registration Statement and prospectus is so suspended shall be referred to as a “Black-Out Period.” The Company agrees to so advise the Holders promptly of the commencement and termination of any such Black-Out Period, and the Holders agree to keep the fact of such Black-Out Period confidential.

(c)  As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding the securities of the Company owned beneficially or of record by such Holder and the distribution proposed by such Holder as the Company may request in writing because it is required in connection with any registration, qualification or compliance referred to in this Section V. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the required information relating to such Holder’s beneficial ownership of the Company’s securities and its plan of distribution is as set forth in the prospectus delivered by such Holder in connection with such disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such Holder or its plan of distribution and that such prospectus does not as of the time of such sale omit to state any material fact relating to such Holder’s beneficial ownership of the Company’s securities or its plan of distribution necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading.

(d)  With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Section V, each Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied.

(e)  Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

(f)  Each Holder shall not take any action with respect to any distribution deemed to be made pursuant to such registration statement, which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(g)  At the end of the Registration Period, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold.

5.8  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts:

(a)  to make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

(b)  to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c)  so long as a Holder owns any Registrable Securities, to furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, and a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

5.9  With the written consent of the Company and the Holders holding a majority of the Registrable Securities that are then outstanding, any provision of this Section V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

5.10  The rights and obligations of the Holders under this Section V may not be assigned or transferred to or assumed by any transferee or assignee except (i) to a transferee that acquires at least 20% of such Holder's Registrable Securities or (ii) to an Affiliate or limited or general partner of a Holder; provided that such transfer was not in violation of this Agreement or the Securities Laws; and provided, further, that any person to whom the rights under this Section V have been transferred in accordance with this Section 5.10 has assumed the obligations of a Holder hereunder and a copy of such written assignment and assumption is provided to the Company.

5.11  No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements until the Registration Statement is filed by the Company with the SEC or permit any other registration statement filed by the Company to be declared effective until the Registration Statement is declared effective by the SEC, provided that this Section 5.11 shall not prohibit the Company from filing amendments to registration statements already filed or registration statements on Form S-8 or S-4 (or their then equivalent).

5.12  Piggy-Back Registrations. If at any time during the Registration Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen (15) days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered.

5.13  Legend Removal.

(a)  The Company acknowledges and agrees that a Subscriber may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Subscriber may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Subscriber’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(b)  Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legends referred to in Section 1.16), (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iii) if such legend is not required under applicable requirements of the Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after such time as the legend is no longer required pursuant to this Section if required by the Company’s transfer agent to effect the removal of the legend hereunder. The Company agrees that following such time as such legend is no longer required under this Section 4.1(b), it will, no later than three trading days following the delivery by a Subscriber to the Company or the Company’s transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Subscriber a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Subscribers by crediting the account of the Subscriber’s prime broker with the Depository Trust Company System.

VI.  MISCELLANEOUS

6.1  From the date hereof until 45 days after the date the Registration Statement is declared effective, except as otherwise provided below, the Company shall not issue shares of Common Stock or any options, warrants, rights or other securities convertible into or exchangeable for Common Stock. The restriction on issuance by the Company of securities under this Section shall not apply to: (i) the issuance of any shares of Common Stock upon the exercise of any options or warrants outstanding as of the Closing Date; (ii) the issuance of any shares of Common Stock upon the conversion of any shares of class C special stock of the Company; (iii) the grant of any options with an exercise price no less than the closing sale price of the Common Stock on the date of grant pursuant to the Company’s Amended and Restated 1998 Stock Plan; (iv) any rights offering of securities, including rights to purchase Common Stock, by the Company to all of its stockholders; or (v) the issuance of any shares of Common Stock or other equity securities to Paladin Labs as described in Schedule 2.2 to this Agreement.

6.2  From the date hereof until the one year anniversary of the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any subsequent financing involving a “Variable Rate Transaction”. The term “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. Any Subscriber shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

6.3  Any notice or other communication given hereunder shall be deemed sufficient in writing and sent by (a) telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received); or (b) registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to BioSante Pharmaceuticals, Inc., 111 Barclay Boulevard, Lincolnshire, Illinois 60069, Facsimile: (847) 478-9260, Attention: Stephen M. Simes, President and Chief Executive Officer. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.4  Except as set forth in Section 5.9 and except with respect to Sections 6.1 and 6.2 (which Sections may be amended with the written consent of the Company and the Holders holding at least 66 2/3% of the Registrable Securities that are then outstanding), this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.5  Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided, subject to acceptance by the Company and the Placement Agent; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

6.6  Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

6.7  Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of law.

6.8  The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.9  It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.10  The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11  This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.12  The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

6.13  Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except for the Placement Agent and the holders of Registrable Securities.

6.14  Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

SIGNATURE PAGE		Date Signed: July 7 , 2006
Number of shares:
Multiplied by Offering Price per share:	x	$____
Equals subscription amount:	=

Warrants (multiply the number of shares by 35%):  _______________

“INVESTOR” (Name in which securities should be issued)

By:

Print Name:

Title:

 Address

City, State and Zip Code

Telephone-Business

Facsimile-Business

Tax ID # or Social Security #

*The attached Certificate of Signatory must also be completed.

This Subscription Agreement is agreed to and accepted as of July 7, 2006.

BIOSANTE PHARMACEUTICALS, INC.

By:

____________________________________
Name:
Title:

CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

I,______________________________, am the____________________________

of _____________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this7th day of July, 2006.

_______________________________________
(Signature)

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ANNEX A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the American Stock Exchange or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.